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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                       -------------------------------


                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): January 22, 1998



                       DSC COMMUNICATIONS CORPORATION
           (Exact name of registrant as specified in its charter)



         Delaware                        0-10018               54-1025763
(State or other jurisdiction           (Commission           (IRS Employer
     of incorporation)                 File Number)        Identification No.)


            1000 Coit Road
             Plano, Texas                               75075
(Address of principal executive offices)              (ZIP Code)


          Registrant's telephone number, including area code: (972) 519-3000
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ITEM 5.   OTHER EVENTS.

    On January 22, 1998, DSC Communications Corporation issued a press release (filed as Exhibit 99.1 to this report and incorporated herein by reference).

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

    (C)   EXHIBITS.

    Exhibit No.    Description.
    -----------    -----------
    99.1           Press Release, dated January 22, 1998, issued by DSC
                   Communications Corporation.





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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            DSC COMMUNICATIONS CORPORATION


Date:  January 28, 1998                     By:      /s/ Kenneth R. Vines
                                                  ----------------------------
                                                     Kenneth R. Vines,
                                                     Vice President, Finance





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                                 EXHIBIT INDEX

    Exhibit No.    Description.
    -----------    -----------
    99.1           Press Release, dated January 22, 1998, issued by DSC
                   Communications Corporation.





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